                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934
     Date of Report (Date of Earliest Event Reported): October 5, 1999


                              INVACARE CORPORATION
          -----------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                      OHIO
          -----------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)



            0-12938                                        95-2680965
          -----------                                    --------------
         (Commission File No.)        (IRS Employer Identification No.)


                  One Invacare Way, P.O. Box 4028, Elyria, Ohio
               --------------------------------------------------
                    (Address of Principal Executive Offices)

                                     44036
                                   ----------
                                   (Zip Code)

                                 (440) 329-6000
            ---------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

ITEM 5.   Other Events

                Invacare Corporation issued a press release on October 5, 1999, a copy of which is filed as Exhibit 99.1

ITEM 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

               (c)  Exhibits.

                    99.1 Press release of Invacare Corporation dated as of October 5, 1999.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           INVACARE CORPORATION



                                           By: /S/ Thomas R. Miklich
                                           --------------------------
                                           Thomas R. Miklich
                                           Chief Financial Officer


DATE:  October 6, 1999